UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                    July 26, 2005

Starwood Hotels & Resorts Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Westchester Avenue, White Plains, NY (Address of principal executive offices) Registrant’s telephone number, including area code:	10604 (Zip Code) (914) 640-8100

Not Applicable

Former name or former address, if changed since last report

Starwood Hotels & Resorts

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-6828 (Commission File Number)	52-0901263 (I.R.S. Employer Identification No.)

1111 Westchester Avenue, White Plains, NY (Address of principal executive offices) Registrant’s telephone number, including area code	10604 (Zip Code) (914) 640-8100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2005, Starwood announced its financial and operating results for the quarter ended June 30, 2005. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1                    Press release dated July 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has caused this report to be signed on its behalf by the undersigned who is duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC. (Registrant)
By:	/s/ Alan M. Schnaid
	Name:	Alan M. Schnaid
	Title:	Senior Vice President, Corporate Controller and Principal Accounting Officer

Dated: July 26, 2005

STARWOOD HOTELS & RESORTS (Registrant)
By:	/s/ Alan M. Schnaid
	Name:	Alan M. Schnaid
	Title:	Vice President, Corporate Controller and Principal Accounting Officer

Dated: July 26, 2005

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated July 26, 2005.